Supplemental Information Fourth Quarter FY 2026 Exhibit 99.2

$93.9B +11.2% Comparable Sales +9.4% Adjusted Comparable Sales1 +6.7% Comparable Traffic +3.3% Comparable Ticket +5.9% Adjusted Comparable Ticket1 +3.3% Digitally-Enabled Comparable Sales +19.5% Adjusted Digitally- Enabled Comparable Sales2 +19.8% Net Sales Growth Sales | Q4 Highlights 1 - Excluding impacts from changes in gasoline prices and foreign exchange 2 - Excluding impacts from changes in foreign exchange rates

Segment Reporting - Sales | Q4 Highlights Comp Sales US Canada Other International Total Company Sales +10.7% +5.0% +7.0% +9.4% Ticket +7.3% +2.5% +2.4% +5.9% Traffic +3.2% +2.5% +4.5% +3.3% 1 - Excluding impacts from changes in gasoline prices and foreign exchange Adjusted Comp Sales1 US Canada Other International Total Company Sales +7.2% +4.6% +6.2% +6.7% Ticket +3.9% +2.1% +1.7% +3.3% Traffic +3.2% +2.5% +4.5% +3.3%

89.8% Worldwide Membership Renewal Rate 150.4MM Total Cardholders +3.6% Growth 42.3MM Executive Memberships Membership | Q4 Highlights +7.7% Membership Income Growth ex-FX +7.3% Membership Income Growth 92.3% US/CN Renewal Rate 84.1MM Paid Memberships +3.8% Growth 75.6% Penetration of Sales to Executive Members

Financial Performance | Q4 Highlights

Net Income	Diluted EPS
$3.00B	$6.75
+14.9% Growth*	+15.0% Growth*

* – "Other" Items for the Quarter:
  - This year's results included a non-recurring benefit of $0.15 per diluted share related to IEEPA tariff refunds received in the quarter, less partial reinvestment of those refunds.
  - Excluding this benefit, net income grew 12.3%, and EPS 12.4%.

Gross Margin

11.02%

-11 bps vs Q4 FY'25

+20 bps ex. gas impact

	Reported	Ex Gas[1]
Core	-32bps	-9bps
Other Bus	+23bps	+32bps
LIFO	-11bps	-12bps
Other[2]	+9bps	+9bps
Total	**-11bps**	**+20bps**
Core on Core Sales[3]: +18 bps		

SG&A

8.94%

+27 bps vs Q4 FY'25

+2 bps ex. gas impact

	Reported	Ex Gas[1]
Ops	+22bps	0bps
Central	+5bps	+2bps
Equity Comp	0bps	0bps
Pre-opening	0bps	0bps
Total	**+27bps**	**+2bps**

[1] - Excluding the impacts from changes in gasoline prices
[2] - Related to the IEEPA tariff refunds received in the quarter, less partial reinvestment of those refunds
[3] - Excluding the impact from the IEEPA tariff refunds received in the quarter, less partial reinvestment of those refunds

+ = Favorable/lower, - = Unfavorable/higher

COSTCO WHOLESALE

Digital | Q4 Highlights Top Sales Growth Categories: ● Pharmacy ● Home Furnishings ● Small Electrics ● Hardware ● Housewares ● Domestics Digitally-Enabled Comparable Sales +19.5% Adjusted Digitally-Enabled Comparable Sales1 +19.8% Digital Enhancements: ● Expansion of 3rd-party same day delivery channels in the US ● Personalization enhancements – email and online product placement Ecommerce Site & App Traffic +30% 1 - Excluding impacts from changes in foreign exchange rates

Warehouse Expansion | Q4 Highlights Q4 FY’25 End FY’26 Q1-Q3 FY’26 Q4 FY’26 End FY’27 (Estimated) US 629 8 10 647 665 Canada 110 5 - 115 120 Other International 175 1 1 177 182 Total 914 14 11 939 967 Mansfield, TX: 8/25/26 Stone Mountain, GA: 8/27/26

New Member Values | Q4 Highlights Lowering Everyday Low Prices KS Walnuts $13.79 to $9.99 KS Colombian (Whole Bean) From $21.99 to $19.99 KS Dry Facial Towel $19.99 to $18.99 KS Course Black Pepper From $6.99 to $5.99 New Items KS Ultra Filtered Lactose Free Milk 2% KS 1oz Silver Bars KS Pretzel Sandwiches KS Japanese Matcha Green Tea Powder 12oz

Safe Harbor | Q4 Highlights Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For these purposes, forward-looking statements are statements that address activities, events, conditions or developments that the Company expects or anticipates may occur in the future. In some cases forward-looking statements can be identified because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. These risks and uncertainties include, but are not limited to, domestic and international economic conditions, including exchange rates, inflation or deflation, the effects of competition and regulation, uncertainties in the financial markets, consumer and small business spending patterns and debt levels, breaches of security or privacy of member or business information, conditions affecting the acquisition, development, ownership or use of real estate, capital spending, actions of vendors, rising costs associated with employees (generally including health-care costs and wages), workforce interruptions, energy and certain commodities, geopolitical conditions (including tariffs and global conflicts), the ability to maintain effective internal control over financial reporting, regulatory and other impacts related to environmental and social matters, public-health related factors, and other risks identified from time to time in the Company’s public statements and reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made, and the Company does not undertake to update these statements, except as required by law. Comparable sales and comparable sales excluding impacts from changes in gasoline prices and foreign exchange are intended as supplemental information and are not a substitute for net sales presented in accordance with U.S. GAAP.